UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2015

SKKYNET CLOUD SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54747	45-3757848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2233 Argentia Road – Suite 306, Toronto, Ontario, Canada L5N 2X7
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (888) 628-2028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 FD Disclosure

On October 13, 2015, Skkynet Cloud Systems, Inc. (the “Company”) and Renesas Electronics Corporation announced that the Company has become a partner in the Renesas Synergy Verified Software Add-on (VSA) Program, enabling real-time connectivity between Renesas Synergy’s embedded development system and Skkynet’s SkkyHub™ secure Internet of Things (IoT) service. As a VSA partner, Skkynet’s SkkyHub will be fully verified by Renesas as compatible with current and future releases of the Synergy Software Package (SSP), an integral part of the Renesas Synergy Platform. Renesas Electronics Corporation (TSE: 6723) is the world’s number one supplier of microcontrollers, and a premier supplier of advanced semiconductor solutions including microcontrollers, SoC solutions and a broad-range of analog and power devices.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1*	October 13, 2015 Press Release

__________

*furnished herewith

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SKKYNET CLOUD SYSTEMS, INC.

Date: October 13, 2015	/s/ Paul E. Thomas
Paul E. Thomas
President